UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2012

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(602) 286-5520
Registrant's telephone number, including area code

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

On December 6, 2012, Capstone Therapeutics Corp. issued a press release announcing that LipimetiX Development, LLC ("LipimetiX") has received notice from the US Food and Drug Administration that Apolipoprotein E Mimetic Peptide AEM-28 has been granted Orphan Drug Designation for the treatment of Homozygous Familial Hypercholesterolemia. The Company entered into the LipimetiX joint venture with LipimiteX LLC in August 2012. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 6, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE THERAPEUTICS CORP.
Date: December 6, 2012	/s/ JOHN M. HOLLIMAN, III John M. Holliman, III Executive Chairman